UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

Clearway Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36002 (Commission File Number)	46-1777204 (IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CWEN.A	New York Stock Exchange
Class C Common Stock, par value $0.01	CWEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Clearway Energy, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 29, 2021. At the Annual Meeting, as discussed below, the shareholders approved the amendment and restatement of the Company’s Amended and Restated 2013 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock available for issuance under the Plan from 2,000,000 shares to 4,500,000 shares and to make certain additional changes. A description of the terms and conditions of the Plan is included in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on March 17, 2021 and is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Company’s Annual Meeting held on April 29, 2021.

(a) Proposal 1 – Election of nine directors

Name	Votes For	Withheld	Broker Non-Votes
Jonathan Bram	56,663,659	10,230,564	0
Brian R. Ford	61,856,035	5,038,188	0
Nathaniel Anschuetz	59,195,685	7,698,538	0
Bruce MacLennan	59,202,806	7,691,417	0
Ferrell P. McClean	60,961,119	5,933,104	0
Daniel B. More	61,865,351	5,028,872	0
E. Stanley O’Neal	66,440,142	454,081	0
Christopher S. Sotos	58,005,110	8,889,113	0
Scott Stanley	59,203,474	7,690,749	0

With respect to the foregoing Proposal 1, all nine directors were elected and each received a plurality of the votes cast at the Annual Meeting.

(b) Proposal 2 — Advisory vote on the Company’s executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,202,910	546,555	144,758	2,963,644

The foregoing Proposal 2 was approved.

(c) Proposal 3 – Approval of the amendment and restatement of the Plan, as described above under Item 5.02 of this Current Report on Form 8-K

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,245,027	1,559,671	89,524	2,963,644

The foregoing Proposal 3 was approved.

(d) Proposal 4 – Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2021 fiscal year

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,667,416	156,505	33,945	0

The foregoing Proposal 4 was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1 *	Clearway Energy, Inc. Amended and Restated 2013 Equity Incentive Plan, as amended and restated effective February 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.

By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

Date:  May 3, 2021